UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2022 (July 1, 2022)

II-VI
Incorporated
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056
(Address of Principal Executive Offices) (Zip Code)
(724)
352-4455
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2
of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.
This Amendment No. 1 to Current Report on Form
8-K
(“Amendment No. 1”) is being filed with the U.S. Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form
8-K
(the “Original Form
8-K”)
filed by
II-VI
Incorporated (the “Company”) on July 1, 2022, which reported under Item 2.01 the completion of the Company’s previously announced acquisition of Coherent, Inc. (“Coherent”), among other events. Under Item 9.01 of the Original Form
8-K,
the Company stated that the pro forma financial information required to be provided under Item 9.01 of Form
8-K
would be provided by amendment to the Original
8-K
not later than 71 days after the date the Original
8-K
was required to be filed. This Amendment No. 1 provides such information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.
(b)    Pro Forma Financial Information
The unaudited Pro Forma Condensed Combined Balance Sheet of the Company and Coherent as of March 31, 2022 and the unaudited Pro Forma Condensed Combined Statements of Earnings (Loss) of the Company and Coherent for the year ended June 30, 2021 and the nine months ended March 31, 2022, and the related notes thereto, are filed as Exhibit 99.1 hereto.
(d)    Exhibits

99.1	Unaudited Pro Forma Condensed Combined Balance Sheet of II-VI Incorporated and Coherent, Inc. as of March 31, 2022 and the Unaudited Pro Forma Condensed Combined Statements of Earnings (Loss) of II-VI Incorporated and Coherent, Inc. for the year ended June 30, 2021 and the nine months ended March 31, 2022, and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Forward-looking Statements
This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.
The Company believes that all forward-looking statements made by it in this communication have a reasonable basis, but there can be no assurance that the expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this communication include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form
10-K
for the fiscal year ended June 30, 2021 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the substantial indebtedness the Company has incurred in connection with the Company’s business combination transaction with Coherent (the “Transaction”) and the need to generate sufficient cash flows to service and repay such debt; (iv) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (v) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vi) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (vii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and (xvii) the risks of business and economic disruption related to the currently ongoing
COVID-19
outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: August 4, 2022	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer